SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Amendment No. 1

on

FORM 8-K/A

(Amending Items 4.01 and 9.01)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 6, 2006 (December 21, 2005)

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

Royal Center One, 11675 Great Oaks Way, Suite 120, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (678) 808-1540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                               Changes in Registrant’s Certifying Accountant.

On December 21, 2005, Miller Ray Houser & Stewart LLP (“Miller”) resigned as the independent accountants of Tri-S Security Corporation (the “Company”).  Miller informed the Company that Miller resigned because it has decided to reduce the number of public company audit clients which Miller serves.

Miller’s audit reports on the consolidated financial statements of the Company and subsidiary as of and for the year ended December 31, 2004 and the financial statements of the Company as of and for the years ended December 31, 2002 and 2003 (collectively, the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Since the Company engaged Miller as the Company’s independent accountants on July 20, 2004, there have been no disagreements with Miller on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Miller, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements.  During the two most recent fiscal years and through December 21, 2005, there have been no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.

The Company has requested that Miller furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 5, 2006, is filed as Exhibit 16.1 to this Report.

On December 21, 2005, the Company engaged Tauber & Balser P.C. (“Tauber”) as the Company’s new independent accountants to audit the Company’s consolidated financial statements for the year ending December 31, 2005.  The Audit Committee of the Company’s Board of Directors approved the Company’s engagement of Tauber.

During the two most recent fiscal years and through December 21, 2005, the Company has not consulted with Tauber regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Tauber concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a) (1) (iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

Item 9.01                                               Financial Statements and Exhibits.

(a)– (b)   Financial Statements of Business Acquired and Pro Forma Financial Information.

None.

(c)                                  Exhibits.

16.1                           Letter from Miller Ray Houser & Stewart LLP dated January 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

	By:	/s/ Robert K. Mills
Robert K. Mills, Chief Financial Officer

Dated: January 6, 2005

EXHIBIT INDEX

16.1         Letter from Miller Ray Houser & Stewart LLP dated January 5, 2006.